UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2015

DRINKS AMERICAS HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19086	87-0438825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4101 Whiteside, Los Angeles, California 90063
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (323) 266-8500

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Drinks Americas Holdings, Ltd., a Delaware corporation, unless otherwise stated.

Item 5.02        Departure of Directors or Senior Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers;

On January 20, 2015, the Company’s Board of Directors accepted the resignation of Tim Owens as both as Chief Executive Officer and as a Director of the Company due to health concerns.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Drinks Americas Holdings, Ltd.

Date: January 26, 2015	/s/Leonard Moreno
Leonard Moreno, Director